Janus Investment Fund

Janus Emerging Markets Fund

Supplement dated April 1, 2013
to Currently Effective Prospectuses

The following replaces in its entirety the corresponding information for Janus Emerging Markets Fund (the “Fund”) in the “Investment Personnel” section of the Prospectus related to the portfolio management of the Fund:

Janus Emerging Markets Fund
Co-Portfolio Managers Wahid Chammas, Matt Hochstetler, and Hiroshi Yoh are responsible for the day-to-day management of the Fund. Mr. Yoh, as lead Portfolio Manager, has the authority to exercise final decision-making on all investment decisions.

Please retain this Supplement with your records.